SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (date of earliest event reported):     June 15, 2006
                                                           ---------------------


                                  BENIHANA INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-26396                  65-0538630
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


     8685 Northwest 53rd Terrace, Miami, Florida                     33166
--------------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code:    (305) 593-0770
                                                           ---------------------

                                      None
--------------------------------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

     Item 2.02  Results of Operations and Financial Condition
                ---------------------------------------------

     On June 15, 2006, the Registrant issued a press release announcing its earnings for the fourth fiscal quarter ended March 26, 2006. A copy of the press release is included with this Report as Exhibit 99.1.


     Item 9.01  Financial Statements and Exhibits
                ---------------------------------

           (c) Exhibit 99.1. Press Release of Benihana Inc. dated June 15, 2006.



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      BENIHANA INC.



Dated: June 15, 2006                                  By: /s/ Michael R. Burris
                                                     ---------------------------
                                                      Michael R. Burris
                                                      Senior Vice President of
                                                      Finance and Treasurer